SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of May 30, 2024, by and between MARCUS & MILLICHAP, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Second Amended and Restated Credit Agreement between Borrower and Bank dated as of July 28, 2022 (as amended from time to time, the "Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments. The Credit Agreement is amended as follows:

a. Section 1.2(c) of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows:

"(c) Commitment Fee. Borrower shall pay to Bank a non-refundable annual commitment fee for the Line of Credit equal to Fifty Thousand Dollars ($50,000) for each year, which fee shall be due and payable in full on each June 1 during the term of this Agreement."

b. Section 4.9 of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows:

"SECTION 4.9. FINANCIAL CONDITION; CASH DEPOSITS; CASH COLLATERAL ACCOUNT. Maintain Borrower's Unencumbered Liquid Assets (excluding availability under the Line of Credit) of not less than One Hundred Million Dollars ($100,000,000) at all times. Borrower shall also maintain daily average cash deposits with Bank of not less than Thirty Five Million Dollars ($35,000,000) measured on a monthly basis as of the end of each month. In addition, Borrower hereby agrees that an amount equal to Ten Million Dollars ($10,000,000) of the minimum daily average cash deposits shall be held in a blocked account in the name of the Borrower at the Bank, as cash collateral, and that Borrower shall not have access to such funds in such blocked account, which funds shall be held until all obligations of Borrower to Bank have been fully repaid and all commitments have been terminated and which may be used by Bank to pay or repay any outstanding indebtedness or obligations hereunder and under the other Loan Documents at any time from and after the occurrence and during the continuation of an Event of Default."

c. Section 8.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Maturity Date", in its entirety, to read as follows:

"Maturity Date" means June 1, 2025.

2. Conditions Precedent to Effectiveness of Amendment. This Amendment shall be effective only upon the satisfaction in full of the following conditions precedent:

a. Bank shall have received counterparts to this Amendment, duly executed by Borrower;

b. Bank shall have received the Guarantor's Consent and Reaffirmation attached hereto, duly executed by each guarantor;

c. Bank shall have received a payment of $50,000.00 as a commitment fee, which fee is in lieu of the fee otherwise due on July 1, 2024 under Section 1.2(c) of the Credit Agreement, and which fee shall be due and payable as of the date hereof; and

d. Bank shall have received a payment of $5,530.00 for legal fees incurred in connection with this Amendment, which fee shall be due and payable as of the date hereof.

3. Affirmation. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

3. Borrower Representations and Certifications. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

MARCUS & MILLICHAP, INC.

By: ____________________________

Name: Steve DeGennaro

Title: Executive Vice President, Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:______________________________
Name: Amir Darpi
Title: Vice President

GUARANTORS' CONSENT AND REAFFIRMATION

Each of the undersigned guarantors of all indebtedness of MARCUS & MILLICHAP, INC. to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing Second Amendment to Second Amended and Restated Credit Agreement; (ii) reaffirms its obligations under its respective Continuing Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its respective Continuing Guaranty; and (iv) reaffirms that its obligations under its respective Continuing Guaranty are separate and distinct from the obligations of any other party under said Second Amended and Restated Credit Agreement, as amended, and the other Loan Documents described therein.

**GUARANTORS**:

MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF NORTH CAROLINA, INC.

By: ______________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ______________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF NEVADA, INC.

By: ______________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ______________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES, INC.

By: ______________________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ______________________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP CAPITAL CORPORATION

By: ______________________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ______________________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF FLORIDA, INC.

By: ______________________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ______________________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF CHICAGO, INC.

By: ____________________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ____________________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF ATLANTA, INC.

By: ____________________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ____________________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF SEATTLE, INC.

By: ____________________________
Name: Kurt Schwarz
Title: First Vice President, Chief Accounting Officer

By: ____________________________
Name: Steve DeGennaro
Title: Executive Vice President, Chief Financial Officer

MARCUS & MILLICHAP CHICAGO MULTI-FAMILY BROKERS, LLC

By: ______________________

Name: Kurt Schwarz

Title: First Vice President, Chief Accounting Officer

By: ______________________

Name: Steve DeGennaro

Title: Executive Vice President, Chief Financial Officer